Exhibit 99.2

NEWS RELEASE

KNIGHT RIDDER

50 WEST SAN FERNANDO ST.

SAN JOSE, CA 95113

Knight Ridder Reports December Revenue and Linage

SAN JOSE, Jan. 31, 2006 – Three newspapers acquired at the end of August are included in the September through December 2005 numbers, but not in the 2004 numbers. Results for Detroit and Tallahassee, which were sold in the third quarter, have been excluded from all periods.

Total advertising revenue was up 2.0% for December and up 2.8% for the year. For the month, retail was down 0.2%, national was down 4.5% and classified was up 10.5%. Help wanted was up 28.1%, real estate was up 20.0% and auto was down 15.0%. For the year, retail was up 2.4%, national was down 2.1% and classified was up 5.7%.

On a pro forma basis, that is, as if the three newspapers acquired in August had been with the company for all of 2004 and 2005, total advertising revenue was down 1.1% for December and up 1.7% for the year. For the month, retail was down 3.5%, national was down 5.0% and classified was up 5.8%. Help wanted was up 23.5%, real estate was up 13.7% and auto was down 17.9%. For the year, retail was up 1.2%, national was down 2.3% and classified was up 4.2%.

The remaining numbers reported are GAAP. Total operating revenue was up 2.3% for the month and up 2.1% for the year.

Total ad revenue for the month was up 7.1% in St. Paul, 3.1% in San Jose and 1.3% in Contra Costa. The other large markets were soft.

Retail was up 4.9% in San Jose and 2.1% in St. Paul. The other large markets were soft.

National was up 11.0% in St. Paul, 10.6% in Charlotte and 2.2% in Contra Costa. The other large markets were soft.

Classified was up 18.7% in Contra Costa, 15.0% in Miami, 14.2% in St. Paul, 9.8% in San Jose, 5.4% in Fort Worth and 2.0% in Kansas City. Philadelphia and Akron were soft.

Other revenue increased 7.2% due to book publishing revenue, specialized publication revenue and alternate distribution revenue.

Circulation revenue was up 2.9% for the month, but would have been down 0.7% if the three acquired newspapers were included in both periods.

Certain statements contained in this report are forward-looking. They are based on management’s current knowledge of factors affecting Knight Ridder’s business. Actual results could differ materially from those currently anticipated, depending upon – but not limited to – the results of and costs associated with Knight Ridder’s exploration of strategic alternatives, the effects of interest rates, of national and local economies on revenue, of the evolution of the Internet, of unforeseen changes in the price of newsprint and of negotiations and relations with labor unions.

Knight Ridder (NYSE: KRI) is one of the nation’s leading providers of news, information and advertising, in print and online. The company publishes 32 daily newspapers in 29 U.S.

markets, with a readership of 8.5 million daily and 11.0 million Sunday. It has Web sites in all of its markets and a variety of investments in Internet and technology companies. It publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. The company’s Internet operation, Knight Ridder Digital, develops and manages the company’s online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional Web sites in more than 110 U.S. markets. Knight Ridder and Knight Ridder Digital are headquartered in San Jose, Calif.

(FR)

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For more information, call Vice President/Corporate Relations Polk Laffoon at 408-938-7838 (e-mail: plaffoon@knightridder.com), or Director/Corporate Communications Lee Ann Schlatter at 408-938-7839 (e-mail: lschlatter@knightridder.com), or visit Knight Ridder’s Web site at www.knightridder.com.

STATISTICAL REPORT

For the period 11/28/05 - 12/25/05

	December		Percent Change	Year-to-Date		Percent Change
	2005	2004		2005	2004
REVENUE ($000)
Advertising
Retail	106,653	106,884	-0.2%	1,097,197	1,071,819	2.4%
National	33,240	34,801	-4.5%	382,585	390,812	-2.1%
Classified	60,882	55,099	10.5%	904,847	856,453	5.7%

Total	200,774	196,784	2.0%	2,384,629	2,319,084	2.8%
Circulation	41,504	40,340	2.9%	528,755	536,069	-1.4%
Other Revenue	7,957	7,423	7.2%	90,608	86,160	5.2%

Total Operating Revenue	250,235	244,547	2.3%	3,003,992	2,941,313	2.1%

AVERAGE CIRCULATION
(000’s of copies including Detroit) - Notes 1 & 2
Morning	3,084	3,206	-3.8%	3,190	3,285	-2.9%
Evening	149	157	-5.1%	159	170	-6.5%
Daily	3,233	3,363	-3.9%	3,349	3,455	-3.1%
Sunday	4,209	4,451	-5.4%	4,329	4,475	-3.3%

ADVERTISING LINAGE
(000’s of six-column inches) - Notes 1 & 2
Full-Run ROP
Retail	1,350.2	1,268.7	6.4%	13,946.8	13,760.2	1.4%
National	272.0	285.4	-4.7%	3,170.1	3,287.4	-3.6%
Classified	1,218.1	1,180.3	3.2%	17,893.3	18,049.0	-0.9%

Total	2,840.3	2,734.4	3.9%	35,010.2	35,096.6	-0.2%

Factored Part-Run ROP	174.2	186.9	-6.8%	2,488.2	2,440.2	2.0%

TOTAL PREPRINTS INSERTED	854,819	800,260	6.8%	8,166,282	7,953,986	2.7%

Statistical Report

For the period of 11/28/05 - 12/25/05

	December		Percent Change	Year-to-Date		Percent Change
	2005	2004		2005	2004
FULL-RUN ROP ADVERTISING LINAGE DATA
By Markets (000’s of six-column inches) - Notes 1

Akron Beacon Journal	89.4	111.8	-20.0%	1,412.4	1,549.8	-8.9%
Charlotte Observer	117.3	125.2	-6.3%	1,582.4	1,618.9	-2.3%
Columbia State	93.7	103.7	-9.6%	1,152.1	1,204.4	-4.3%
Contra Costa	112.9	114.8	-1.7%	1,441.6	1,412.3	2.1%
Fort Wayne News-Sentinel, Journal Gazette	97.1	102.7	-5.5%	1,427.9	1,406.0	1.6%
Fort Worth Star Telegram	158.0	173.8	-9.1%	2,081.3	2,234.2	-6.8%
Kansas City Star	135.0	148.0	-8.8%	1,958.6	2,010.7	-2.7%
Lexington Herald-Leader	98.1	103.1	-4.8%	1,199.9	1,186.1	1.2%
Miami Herald & el Nuevo Herald	177.3	163.7	8.3%	2,087.6	2,028.8	2.9%
Philadelphia Newspapers	174.4	188.7	-7.6%	2,108.7	2,389.0	-11.7%
St. Paul Pioneer Press	84.2	102.0	-17.5%	1,187.8	1,250.7	-5.0%
San Jose Mercury News	167.2	185.8	-10.0%	2,150.1	2,401.0	-10.4%
Wichita Eagle	75.7	75.1	0.8%	994.7	924.7	7.6%
All Other Dailies	1,260.0	1,036.1	21.6%	14,225.1	13,480.0	5.5%

Total - Full-Run ROP	2,840.3	2,734.4	3.9%	35,010.2	35,096.6	-0.2%

Note 1 - Measured by individual Knight Ridder newspapers. Where necessary, certain previously reported linage has been restated to be consistent with measurement guidelines currently in use.

For further information, call Polk Laffoon IV at 408-938-7838

Statistical Report - Pro Forma

For the period 11/28/05 - 12/25/05

	December		Percent Change	Year-to-Date		Percent Change
	2005	2004		2005	2004
REVENUE ($000)
Advertising
Retail	106,653	110,480	-3.5%	1,121,443	1,108,580	1.2%
National	33,240	35,004	-5.0%	384,389	393,377	-2.3%
Classified	60,882	57,567	5.8%	931,877	894,102	4.2%

Total	200,774	203,051	-1.1%	2,437,709	2,396,059	1.7%
Circulation	41,504	41,796	-0.7%	542,917	555,004	-2.2%
Other Revenue	7,957	7,552	5.4%	91,293	87,196	4.7%

Total Operating Revenue	250,235	252,399	-0.9%	3,071,919	3,038,259	1.1%

AVERAGE CIRCULATION (000’s of copies including Detroit) - Notes 1 & 2
Morning	3,084	3,206	-3.8%	3,190	3,285	-2.9%
Evening	149	157	-5.1%	159	170	-6.5%
Daily	3,233	3,363	-3.9%	3,349	3,455	-3.1%
Sunday	4,209	4,451	-5.4%	4,329	4,475	-3.3%

ADVERTISING LINAGE (000’s of six-column inches) - Notes 1 & 2
Full-Run ROP
Retail	1,350.2	1,404.0	-3.8%	14,788.5	15,106.2	-2.1%
National	272.0	290.4	-6.3%	3,212.5	3,353.4	-4.2%
Classified	1,218.1	1,277.1	-4.6%	18,816.5	19,528.4	-3.6%

Total	2,840.3	2,971.4	-4.4%	36,817.5	37,988.0	-3.1%

Factored Part-Run ROP	174.2	186.9	-6.8%	2,488.2	2,440.2	2.0%

TOTAL PREPRINTS INSERTED	854,819	800,289	6.8%	8,166,476	7,954,294	2.7%

Statistical Report - Pro Forma

For the period of 11/28/05 - 12/25/05

	December		Percent Change	Year-to-Date		Percent Change
	2005	2004		2005	2004
FULL-RUN ROP ADVERTISING LINAGE DATA
By Markets (000’s of six-column inches) - Notes 1

Akron Beacon Journal	89.4	111.8	-20.0%	1,412.4	1,549.8	-8.9%
Charlotte Observer	117.3	125.2	-6.3%	1,582.4	1,618.9	-2.3%
Columbia State	93.7	103.7	-9.6%	1,152.1	1,204.4	-4.3%
Contra Costa	112.9	114.8	-1.7%	1,441.6	1,412.3	2.1%
Fort Wayne News-Sentinel, Journal Gazette	97.1	102.7	-5.5%	1,427.9	1,406.0	1.6%
Fort Worth Star Telegram	158.0	173.8	-9.1%	2,081.3	2,234.2	-6.8%
Kansas City Star	135.0	148.0	-8.8%	1,958.6	2,010.7	-2.7%
Lexington Herald-Leader	98.1	103.1	-4.8%	1,199.9	1,186.1	1.2%
Miami Herald & el Nuevo Herald	177.3	163.7	8.3%	2,087.6	2,028.8	2.9%
Philadelphia Newspapers	174.4	188.7	-7.6%	2,108.7	2,389.0	-11.7%
St. Paul Pioneer Press	84.2	102.0	-17.5%	1,187.8	1,250.7	-5.0%
San Jose Mercury News	167.2	185.8	-10.0%	2,150.1	2,401.0	-10.4%
Wichita Eagle	75.7	75.1	0.8%	994.7	924.7	7.6%
All Other Dailies	1,260.0	1,273.0	-1.0%	16,032.4	16,371.4	-2.1%

Total - Full-Run ROP	2,840.3	2,971.4	-4.4%	36,817.5	37,988.0	-3.1%

Note 1 - Measured by individual Knight Ridder newspapers. Where necessary, certain previouslyreported linage has been restated to be consistent with measurement guidelines currently in use.

For further information, call Polk Laffoon IV at 408-938-7838